                                                                    EXHIBIT 10.2

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR.

The parties listed below as Lessee and Lessor hereby agree that Lessor will lease the Aircraft to Lessee and Lessee will take delivery of and lease the Aircraft from Lessor subject to and in accordance with the Lease for the duration of the Term and further agree in this AIRCRAFT LEASE AGREEMENT dated as of May 4, 2004 the following:

Lessee:                       Kitty Hawk Aircargo, Inc.

Lessor:

Owner:

Guarantee required:           As set forth on Schedule A

Guarantor:                    As set forth on Schedule A

Aircraft:

Engines:

Common Terms Agreement:       The Aircraft Lease Common Terms Agreement dated as
                              of May 4, 2004 between Aviation Financial
                              Services, Inc. and Kitty Hawk Aircargo, Inc., as in effect on the date hereof without giving effect to any subsequent amendment, supplement, waiver or other modification thereto, unless Lessor and Lessee otherwise expressly agree and as attached hereto on Schedule B

Duration of Term:             120 months commencing on the Delivery Date

Manufacturer:                 The Boeing Company

Extension Option applies:     Yes, as set forth on Schedule C

Aircraft Substitution Option Yes, as set forth on Schedule D applies:

                                    PAYMENTS

Rent:                         As set forth on Schedule A

Supplemental Rent Applies:    Yes

Assumed Utilization:          ***** Flight Hours per 12 month period

Assumed Ratio:                ***** Flight Hours to 1 Cycle ratio (*****:1)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

Assumed Ratio Adjustment      As set forth on Schedule A
Table:

Airframe Supplemental Rent:   As set forth on Schedule A

APU Supplemental Rent:        As set forth on Schedule A

Engine Supplemental Rent:     As set forth on Schedule A

Engine LLP Supplemental Rent: As set forth on Schedule A

Landing Gear Supplemental     As set forth on Schedule A
Rent:

Annual Supplemental Rent      As set forth on Schedule A
Adjustment:

Enhanced Lessor Maintenance   Yes, as set forth on Schedule A
Contribution applies:

Deposit:                      As set forth on Schedule A

                                    DELIVERY

Scheduled Delivery Month      June 2005
(Month Year):

Final Delivery Date:          the date that is 180 days after the last day of
                              the Scheduled Delivery Month

Delivery Location:            Denel Aviation, Johannesburg, South Africa, or
                              such other location as shall be mutually agreed by Lessor and Lessee

Delivery Condition            Yes, as set forth on Schedule E
Requirements:

                                    TECHNICAL

Airframe Structural Check:    While Lessee is operating a MSG 2 maintenance
                              program for the Aircraft: a heavy maintenance visit which shall include but not be limited to accomplishment of a block C6 Check, structural and relevant CPCP inspections, all lesser checks, passenger cabin refurbishment (including lavatories and galleys) and strip and repainting of the complete fuselage, empennage, wings and pylons. Where relevant, the workscope and intervals (calendar and/or hourly) shall not be less than those prescribed by the then current
                              Manufacturer's Maintenance Planning Document block maintenance program.

                              While Lessee is operating a MSG 3 maintenance program for the Aircraft: there will be no block C6 check and the airframe inspections shall be divided between sequential C checks. The only C Check which qualifies as an Airframe Structural Check for the purposes of Section 7.2(a) of the Common Terms Agreement under the MSG 3 maintenance program, is one which zero's all CPCP and structural inspections and performs a refurbishment of the interior and a strip and repaint of the complete fuselage, empennage, wings and pylons.

AD Sharing applies:           Yes

AD Threshold:                 As set forth on Schedule A

AD Factor:                    96 months

Power by the Hour             As set forth on Schedule F
Maintenance Program:

Engines/Rating                [For Engines which are B2 hardware configuration
                              and a thrust level of 22,000 lbs at Delivery, Lessee may derate the Engines during the Term;
                              provided that on the Return Occasion, Lessee is obligated to rerate the Engines to the Engine
                              Thrust Setting, in each case at Lessee's expense;

                              For Engines which are B2 hardware configuration but operating at a thrust level of 20,000 lbs at Delivery, Lessee may upgrade the thrust level to 22,000 lbs during the Term; provided that on the Return Occasion, Lessee is obligated to rerate the Engines to the Engine Thrust Setting, in each case at Lessee's expense.]

                              OR

                              [The Engines may not be rerated by Lessee during the Term, but shall remain at the same thrust level as at Delivery.]

                                    INSURANCE

Agreed Value:                 As set forth on Schedule A

Minimum Liability Coverage:   As set forth on Schedule A

                                   REDELIVERY

Redelivery Location:          Kitty Hawk Maintenance Base, Fort Wayne, Indiana
                              or such other location as shall be mutually agreed by Lessor and Lessee

Engine Thrust Setting:

Minimum APU Limit:

Minimum Component             ***** months
Calendar Life:

Minimum Component Cycles:     ***** Cycles

Minimum Component Flight      ***** Flight Hours
Hours:

Minimum Engine Cycles:        ***** Cycles

Minimum Engine LLP Cycles:    ***** Cycles

Minimum Engine Flight Hours:  ***** Flight Hours

Minimum Landing Gear          ***** months
Calendar Time:

Minimum Landing Gear Cycles:  ***** Cycles

Minimum Landing Gear          ***** Flight Hours
Flight Hours:

Redelivery Check:             Ex the next sequential "C" Check, or higher check
                              if applicable, in block format so that all airframe inspections falling due within the next following ***** Flight Hours of operation in accordance with the Manufacturer's Maintenance
                              Planning Document have been accomplished

Required EGT Margin:

AD Compliance Period:         ***** days

Additional Return Condition   Yes, as set forth on Schedule G
Requirements:

                                       TAX

Lessor/Owner Tax              United States
Jurisdiction:

MACRS indemnity applies:      Yes, as set forth on Schedule H

Foreign Tax Indemnity         Yes, as set forth on Schedule H
applies:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

ALL THE PROVISIONS OF THE SCHEDULES HERETO AND THE COMMON TERMS AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND ARE PART OF THIS AIRCRAFT LEASE AGREEMENT AS IF THEY WERE SET OUT IN FULL HEREIN.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BY ITS SIGNATURE BELOW, LESSEE ACKNOWLEDGES AND AGREES THAT THE LEASE OF THE AIRCRAFT HEREUNDER IS ON AN "AS IS, WHERE IS" BASIS AND THAT THE DISCLAIMERS, EXCULPATIONS AND LIMITATIONS OF LIABILITY, INDEMNITIES, THE CHOICE OF NEW YORK LAW AS THE GOVERNING LAW, LESSEE'S SUBMISSION TO PERSONAL JURISDICTION IN NEW YORK, AND THE WAIVER OF ANY RIGHT TO A TRIAL BY JURY PROVIDED FOR IN THE COMMON TERMS AGREEMENT ARE INCORPORATED HEREIN BY SUCH REFERENCE AND ARE PART OF THIS AGREEMENT AS IF THE SAME WERE SET OUT IN FULL HEREIN.

No provision of this Lease, including any provision of the Schedules or the Common Terms Agreement, may be amended, rescinded, changed, waived, discharged, terminated or otherwise modified in any way whatsoever, except by a writing signed by the party to be charged. Pursuant to and to comply with Section (2) of
Section 2A-208 of the UCC, if and to the extent applicable, Lessor and Lessee acknowledge their agreement to the provisions of this Section by their signatures below.

This Aircraft Lease Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement, each by its duly authorized representative(s), as of the date shown at the beginning of this Aircraft Lease Agreement.

AFS INVESTMENTS 59 LLC                  KITTY HAWK AIRCARGO, INC.

By: AFS INVESTMENTS 59, INC.
    ITS SOLE MEMBER

By: ___________________________         By: ______________________________
    Name:                                   Name:
    Title:                                  Title:

                                      -S-

                                   SCHEDULE A

                          CONFIDENTIAL COMMERCIAL TERMS

Lessor and Lessee understand and agree that the commercial and financial information contained in this Schedule A to the Aircraft Lease Agreement is considered by Lessor and Lessee as proprietary and confidential. Lessor and Lessee each hereby agree, and any of their assignees, upon becoming such shall agree that it will treat Schedule A to the Aircraft Lease Agreement as proprietary and confidential and will not, without the prior written consent of the other, disclose or cause to be disclosed, the terms hereof or thereof to any Person, except to its Affiliates, agents, representatives, advisors, employees, counsel, underwriters, auditors, investors, rating agencies, financing parties, head lessors and sub-lessees as necessary or appropriate for the leasing transaction which is the subject thereof and to any airframe or engine manufacturer to the extent necessary or appropriate in connection with any manufacturer financing support, or except (a) as may be required by applicable Law or pursuant to an order, or a valid and binding request, issued by any court or other Government Entity having jurisdiction over Lessor, Lessee or the assignee of either of them, as the case may be, or (b) as necessary to enable Lessor or its assignee to make transfers, assignments or other dispositions to potential transferees, assignees or participants of its interest in and to the Lease; provided that any recipient referenced in this clause (b) agrees in writing to be bound by the confidentiality provisions set forth herein.

In connection with any such disclosure or any filing of the information contained therein pursuant to any such applicable Law, Lessor, Lessee or the assignee of either of them, as the case may be, shall request and use its best reasonable efforts to obtain confidential treatment of Schedule A to the Aircraft Lease Agreement and the other party will cooperate in making and supporting any such request for confidential treatment.

Guarantee required:       Yes

Guarantor:                Kitty Hawk, Inc. and Kitty Hawk Cargo, Inc., joint and
                          several

Deposit: Lessee shall pay a Deposit in cash in the amount of two months Rent payable at the following times and in the following amounts:

                          (a)   $*****, receipt of which is acknowledged; and

                          (b) the balance no later than two Business Days prior to the Delivery Date.

                          Lessee shall have the option to replace all or a part of the Deposit with a Letter of Credit at any time, in which case Lessee will provide Lessor with an irrevocable Letter of Credit complying with Section
                          5.14 of the Common Terms Agreement. Promptly after acceptance by Lessor of such Letter of Credit, Lessor shall refund the amount of the Deposit equal to the value of that Letter of Credit.

Rent: The Rent payable in respect of each Rental Period during the Term will be calculated as follows:

                          (A + ([T-X] x N)) where:

                          A     is $*****;

                          X     is *****;

                          T means the interest rate (expressed as a number rather than a percentage) in respect of a 7 year U.S. dollar fixed interest rate swap as quoted on Bloomberg Page IRSB (on the ask side of the page) and obtained by Lessor on the Quotation Date; provided that if no rate is quoted on such Bloomberg page for the relevant swap then such rate shall be obtained by linear interpolation of the rates (to two decimal places) of the two swap rates having a maturity closest (one longer, one shorter) to 7 years on that Bloomberg screen; and

                          N     is $*****.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                          Quotation Date means the date after execution of the Lease and prior to the Delivery Date selected by Lessee on not less than five (5) Business Days notice. If the Quotation Date is more than two (2) Business Days prior to the Delivery Date, a market premium for forward fixing future cash flow obligations will be added to T for purposes of the Rent calculation in respect of the period between the Quotation Date and the Delivery Date as quoted on Bloomberg Page BCSW.

Annual Supplemental Rent  *****%
Adjustment:

Assumed Ratio Adjustment
Table:

                          Hour Cycle Ratio  *****  *****  *****  *****  *****

                          Engine
                          Supplemental Rent *****  *****  *****  *****  *****

                          Engine LLP
                         Supplemental Rent  *****  *****  *****  *****  *****

Airframe Supplemental     $***** a day while the Aircraft is being maintained in
Rent:                     accordance with a MSG 2 maintenance program; and if
                          and when the Aircraft is being maintained in accordance with a MSG 3 maintenance program, an amount to be agreed by Lessor and Lessee based on market rates for such airframe maintenance.

APU Supplemental Rent:    None

Engine Supplemental Rent: $***** for each Engine Flight Hour

Engine LLP Supplemental   $***** for each Engine Flight Hour
Rent:

Landing Gear Supplemental $***** per month
Rent:

AD Threshold:             $*****

Agreed Value:             $*****, which amount shall be reduced annually
                          commencing on the first anniversary of the Delivery
                          Date, by an amount equal to $*****.

Minimum Liability         $500,000,000
Coverage:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

Enhanced Lessor           As set forth in Exhibit 1 to Schedule A.
Maintenance Contribution:

No Increase on Transfer:  Section 14.3(d) of the CTA shall be amended in its entirety as follows:

                          "As a condition to such Transfer, the Transfer shall not increase Lessee's indemnity or other payment obligations under the Lease or cause Lessee to incur any obligations, costs or expenses in excess of those for which it would have been responsible in the absence of such Transfer."

Scribe Marks:             The cost for the rectification of scribe marks,
                          referenced in Paragraph 6 of Schedule E shall be handled in accordance with the AD Sharing provisions of Section 8.10(b) of the CTA, however, in no event will Lessor's contribution be less than 50% of the cost for such rectification above the AD Threshold.

CSET Inspection:          Lessee shall provide one or more CSET qualified
                          consultants on site at the Delivery Location during the conversion of the Aircraft and preparation of the Aircraft Documents and Records. Lessor will reimburse
                          Lessee an amount up to $***** for the cost of such consultant(s), with any amount in excess of $***** for the Lessee's account.

                          After Delivery, Lessor shall assist Lessee, including the provision of technical resources at Lessee's base during the CSET Inspection by the FAA CSET Team prior to the inclusion of the Aircraft onto Lessee's Aircraft Operating Certificate. The cost of rectifying any discrepancies noted by the CSET Team during the CSET Inspection which relate to the condition of the Aircraft at Delivery shall be borne by Lessor and Lessee as follows:

                          (1)   Lessor shall pay such costs up to the first
                                $*****;

                          (2) Lessee shall pay such costs between $***** and $*****; and

                          (3) Lessor and Lessee shall share the costs over $***** evenly.

                          For the avoidance of doubt, the cost of rectifying any discrepancy noted by the CSET Team during the CSET Inspection which relate to any thing that occurred after the Delivery shall be solely for Lessee's account.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                             EXHIBIT 1 TO SCHEDULE A

                    ENHANCED LESSOR MAINTENANCE CONTRIBUTION

In respect of the first maintenance event after Delivery only in respect of each of the Airframe, Engines, Engine LLPs and Landing Gear, if:

         (a)      Lessor is obliged to make payment under the provisions of
                  Section 7.2 of the Common Terms Agreement but the Supplemental Rent paid by Lessee is insufficient to cover the amount of the relevant invoice,

         (b)      such shortfall would otherwise qualify for contribution under
                  Section 7.2 of the Common Terms Agreement, and

         (c) Lessor has agreed in writing to the planned scope of the relevant first maintenance event (such agreement not be unreasonably withheld),

Lessor shall make an additional contribution equal to the lesser of:

         (i) the agreed shortfall between Lessor's contribution and the amount of the relevant invoice, or

         (ii) an amount equal to the number of Flight Hours or Cycles at Delivery, as appropriate, since the last such maintenance event prior to Delivery multiplied by the Supplemental Rent amount for such item;

References to Flight Hours and/or Cycles at Delivery are those set forth in the Certificate of Acceptance.

INTENTIONALLY OMITTED FROM THE VERSION OF THIS DOCUMENT FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND PROPRIETARY INFORMATION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE B

                             COMMON TERMS AGREEMENT

                                   SCHEDULE C

                                Extension Option

1.       EXTENSION OPTION

(a)      Lessor hereby grants Lessee the right to extend the Term for thirty
         (30) months from the Scheduled Expiry Date in accordance with the terms and conditions set forth in this Schedule C (the "First Extension Option"). Provided that Lessee exercises the First Extension Option in accordance herewith, Lessee shall have the right to further extend the Term an additional thirty (30) months from the then applicable Scheduled Expiry Date in accordance with the terms and conditions set forth in this Schedule C (the "Second Extension Option").

(b) In order to exercise any Extension Option, the following conditions must be satisfied:

         (i) Not later than twelve (12) months prior to the then applicable Scheduled Expiry Date, Lessor shall have received a written notice from Lessee stating that it is exercising the Extension Option, which notice once given shall be irrevocable;

         (ii) Promptly after such notice, Lessee shall deliver to Lessor a Lease Supplement, board resolutions, legal opinions and other documents related to such extension, as Lessor may reasonably request; and

         (iii) no Default shall have occurred and be continuing on the date that Lessor receives notice of Lessee's exercise of the Extension Option or on the then applicable Scheduled Expiry Date (as determined without giving effect to Lessee's exercise of the Extension Option).

(c) If the Term is so extended, the then applicable Scheduled Expiry Date shall be the Extended Expiry Date, the Rent for the period of such extension shall be as agreed by Lessor and Lessee at the time the Extension Option is exercised (but will in no event be greater than the Rent provided for in the Lease as of the date hereof) and all other provisions of the Lease shall remain in full force and effect.

EXTENDED EXPIRY DATE means (i) with respect to the First Extension Option, the date that corresponds to the Scheduled Expiry Date in the 30th month after the Scheduled Expiry Date; (ii) with respect to the Second Extension Option, the date that corresponds to the Scheduled Expiry Date in the 60th month after the Scheduled Expiry Date.

2.       *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE D

                          Aircraft Substitution Option

Lessor grants Lessee a one-time option to replace the Aircraft with a 737-400SF aircraft ("Substitute Aircraft") on or about the sixth (6th) anniversary (timing to coincide with a scheduled C Check) of the Delivery Date (the "Effective Date"). Lessee may exercise this option by providing Lessor written notice no later than the fourth (4th) anniversary of the Delivery Date. The notice once given shall be irrevocable ("Lessee Option Notice").

Lessee may not exercise this option if an Event of Default has occurred and is continuing either on the day a Lessee Option Notice is given and/or on the Effective Date. Lessor's obligation to replace the Aircraft in accordance with this Schedule D is subject to (x) Lessor having a Substitute Aircraft available to lease to Lessee on the Effective Date, (y) Lessor and Lessee agreeing the terms for the lease of the Substitute Aircraft, and (z) Lessor and Lessee agreeing to the return conditions for the Aircraft.

Following receipt by Lessor of a Lessee Option Notice, Lessor shall promptly advise Lessee if Lessor has a Substitute Aircraft available to lease to Lessee for delivery on the Effective Date. If Lessor notifies Lessee that it has a Substitute Aircraft available to lease to Lessee for delivery on the Effective Date, Lessor and Lessee shall negotiate in good faith the terms and conditions relating to the leasing of the Substitute Aircraft and, simultaneously with the execution of an Aircraft Lease Agreement in respect of the Substitute Aircraft, Lessor and Lessee shall enter into a termination agreement in respect of the leasing of the Aircraft under this Lease.

If Lessor does not have a Substitute Aircraft available to lease to Lessee for delivery on the Effective Date, or if Lessor and Lessee are unable to agree on the terms and conditions relating to the leasing of the Substitute Aircraft no later than 18 months prior to the Effective Date, the Aircraft Substitution Option shall lapse and the leasing of the Aircraft shall continue under the Lease as if no such Lessee Option Notice had been given by Lessee.

                                   SCHEDULE E

                         Delivery Condition Requirements

The Delivery Condition described below is solely a description of such condition precedent and shall not be construed as a representation, warranty or agreement of any kind whatsoever, express or implied, by Lessor with respect to the Aircraft or its condition, all of which have been disclaimed by Lessor and waived by Lessee as set forth in the Lease, including in the Common Terms Agreement.

For purposes of Schedule 4, Part 2 of the CTA:

Minimum APU Limit:

Minimum Component Calendar Life:      ***** months

Minimum Component Cycles:             ***** Cycles

Minimum Component Flight Hours:       ***** Flight Hours

Minimum Engine Cycles:                ***** Cycles

Minimum Engine LLP Cycles:            ***** Cycles

Minimum Engine Flight Hours:          ***** Flight Hours

Minimum Landing Gear Calendar Time:   ***** months

Minimum Landing Gear Cycles:          ***** Cycles

Minimum Landing Gear Flight Hours:    ***** Flight Hours

Required EGT Margin:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

In addition to and supplementing Lessor's obligations set forth Schedule 4, Part 2 of the CTA, Lessee shall Deliver the Aircraft to Lessee on the Delivery Date meeting the following requirements which, to the extent that they conflict with the terms of Schedule 4, Part 2 of the CTA, shall control:

1. The maintenance workscope referenced in Section 2.2(b)(v) of Schedule 4, Part 2 shall be:

         Airframe:         Ex the next sequential `C' Check in accordance with
                           the previous lessee's approved maintenance program such that, with the exception of ferry and demonstration flight hours all inspections due within the next ***** hours and ***** months shall be completed and all MPD requirements are satisfied, including, so long as Lessee provides the bridging program and any task cards not already available in the existing program to Lessor no later than ***** months prior to the Scheduled Delivery Month (the
                           "Task Date"), the tasks required to bridge the Aircraft onto the Boeing MSG 3 maintenance planning document. Lessor will provide the prior lessee's aircraft maintenance program information, sufficient to determine the MSG 3 bridging program requirements, as soon as practicable but no later than 75 days prior to the Task Date.

         Configuration:    Full cargo configuration in accordance with IAW IAI
                           FAA Approved STC, including option for solid 9g barrier.

         Conversion:       The Aircraft will be registered with the FAA during
                           the cargo conversion, at the completion of which the Aircraft will have a Standard Certificate of Airworthiness issued by an FAA DAR contracted by Lessor.

         Other: The Aircraft will be delivered with a MTOW of 139,000 lbs, MZFW of 109,600 lbs, and a MLW of 116,000 lbs.

                           The Aircraft will be RVSM compliant.

                           The Aircraft will be equipped with EGPWS.

                           The fuel quantity indication system shall be represented in pounds.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                           The second observer seat in the cockpit shall be installed (if not already).

                           The Aircraft shall have transponders, flight management computers, EFIS display option, VHF COM and associated control heads replaced to standardize to the easyJet fleet standard.

                           [The Aircraft shall be modified to include a standard air speed - Mach indicator on the main instrument panel, left of the electronic attitude direction indicator.]

2. Section 2.2(b)(vi) of Schedule 4, Part 2 of the CTA shall be amended in respect of the Aircraft by adding the following after the words "or within the AD Compliance Period" in the third line and immediately preceding the semi-colon: "or between 90 and 180 days after the Delivery Date if the cost of compliance with such Airworthiness Directive exceeds $*****"

3. The livery referenced in Section 2.2(b)(viii) of Schedule 4, Part 2 of the CTA shall be Lessee's livery.

4.       The Aircraft shall have EFIS.

5.       CSET Inspection:

         Lessor shall prepare the Aircraft and the Aircraft Documents and Records for Delivery in accordance with the CSET 121 conformity checklist and demonstrate compliance with each applicable requirement to Lessee by reference to equipment installed, aircraft technical specifications from the Manufacturer, technical and maintenance records and embodied modifications.

6.       Scribe Marks:

         Notwithstanding anything in Section 2.2(b)(xii) of Schedule 4, Part 2 of the CTA to the contrary, if there are fuselage skin scribe marks at Delivery that are permitted in accordance with an Airworthiness Directive expected to be issued in late 2004 or if such expected Airworthiness Directive has not yet been issued, then such clause shall not apply in respect of such scribe marks. Lessee shall rectify such scribe marks post-Delivery as and when required by such Airworthiness Directive and the cost for such work shall be paid as set forth in Schedule A.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE F

                        POWER BY HOUR MAINTENANCE PROGRAM

It is acknowledged that Lessee may wish (either at Delivery or subsequently) to enroll the Airframe, Engines, Landing Gear and/or APU into a "power-by-the-hour" maintenance agreement with a third party maintenance provider (the "PBH Agreement"). If such PBH Agreement is a Qualifying PBH Agreement (as defined below), so long as such Qualifying PBH Agreement is in force and effect, Lessee will be relieved of the obligation to make Supplemental Rent payments to Lessor in respect of the equipment subject to the PBH Agreement only, except in the case of Engine LLP Supplemental Rent, which will still be paid to Lessor under the Lease.

To be a "Qualifying PBH Agreement", the PBH Agreement (a) must be on terms and in form and substance agreed by Lessor (such approval not to be unreasonably withheld), and (b) Lessee shall cause, pursuant to an agreement in form and substance reasonably satisfactory to Lessor, (i) the PBH Agreement(s) to be assigned to Lessor, which assignment shall be perfected in a manner reasonably acceptable to Lessor, and which assignment shall be enforceable upon an Event of Default; and (ii) the maintenance performer to (w) consent to the foregoing assignment, (x) agree to enter into a PBH Agreement directly with Lessor for the performance of the subject maintenance on substantially the same terms and conditions as such PBH Agreement if Lessor notifies such maintenance performer that it so elects and an Event of Default has occurred and is continuing, with Lessor receiving credit for amounts theretofore paid by Lessee thereunder, (y) provide Lessor with the option to remove the Airframe, Engines, Landing Gear and/or APU from the PBH arrangement at the end of the Term and Lessor would be paid by Lessee and the maintenance performer an amount equal to the number of hours since the last qualifying event for such item times the rate for such item set forth in the Lease and (z) enter into such other agreements as Lessor may reasonably request.

Failure by Lessee to adhere to the terms of the Qualifying PBH Agreement shall be an Event of Default under the Lease unless Lessee resumes paying Supplemental Rent under the Lease and pays Lessor the amount necessary to bring the level of each Supplemental Rent category to the level it would have been under the Lease from the last relevant qualifying event for each component of Supplemental Rent if the Qualifying PBH Agreement had never been entered into. If no Qualifying PBH Agreement is entered into or if such Qualifying PBH Agreement does not cover the Airframe or the Engines or the Landing Gear or the APU, then Lessee will not be relieved of the obligation to make Supplemental Rent payments in respect of such item. If such Qualifying PBH Agreement is terminated for any reason prior to the end of the Term, Lessee will again pay Supplemental Rent for the relevant items under the Lease and pay Lessor the amount necessary to bring the level of each Supplemental Rent category to the level it would have been under the Lease from the last relevant qualifying event for each component of Supplemental Rent if the Qualifying PBH Agreement had never been entered into.

Upon the execution and/or termination of such Qualifying PBH Agreement, the Lease shall be amended as appropriate.

                                   SCHEDULE G

                          Additional Return Conditions

In addition to and supplementing Lessee's obligations set forth in Section 12 and Schedule 6 of the CTA, Lessee shall redeliver the Aircraft to Lessor on the Return Occasion meeting the following requirements which, to the extent that they conflict with the terms of Section 12 or Schedule 6 of the CTA, shall control:

1. In the event the next lessee is not on the same maintenance program as the Lessee (expected to be MSG 3), or no next lessee has been identified, the airframe will be fresh from the next sequential block C check in accordance with the Manufacturer's Maintenance Planning Document including all maintenance tasks and inspections falling due within the next C check interval per the Manufacturer's Maintenance Planning Document. If the next lessee is on the same maintenance program as Lessee, Lessee shall be required to perform the next sequential C check in accordance with the Manufacturer's Maintenance Planning Document.

2. Section 1.2(f) of Schedule 6 of the CTA shall be amended in respect of the Aircraft by adding the following after the words "or within the AD Compliance Period" in the third line and immediately preceding the semi-colon:

"or between 90 and 180 days after the Return Occasion if the cost of compliance with such Airworthiness Directive exceeds $*****".

3. Section 1.2(h) of Schedule 6 of the CTA shall be amended in respect of the Aircraft by inserting the following proviso at the end thereof: "; provided that if such livery is in excess of three (3) colors, the cost of the paint in excess of three (3) colors will be borne by Lessor."

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE H

                                      *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. TWO (2) PAGES OF SCHEDULE H HAVE BEEN OMITTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                      H-1